SSgA FUNDS

                        SUPPLEMENT DATED AUGUST 27, 1999

                    TO PROSPECTUSES DATED DECEMBER 29, 1998:

                      SSgA US GOVERNMENT MONEY MARKET FUND
                       SSgA US TREASURY MONEY MARKET FUND
                          SSgA PRIME MONEY MARKET FUND


Effective September 1, 1999, the SSgA US Government Money Market Fund and the SSgA US Treasury Money Market Fund (the "Funds") will have a trading deadline of 1 p.m. Eastern time for purposes of determining shareholders entitled to receive that day's dividend. In addition, the US Treasury and US Government Money Market Funds will determine net asset value at 1 p.m. and 4 p.m. Eastern time. Effective September 1, 1999, the SSgA Prime Money Market Fund will have a deadline of 3 p.m. Eastern time for purposes of accepting purchase orders and redemption requests and determining net asset value.

Therefore, the following sections of the US Treasury and US Government Money Market Funds prospectuses will read in their entirety as follows:

         VALUATION OF FUND SHARES -- Net Asset Value Per Share. Net asset value per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. The Fund determines net asset value twice each business day, as of 1 p.m. Eastern time and as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         PURCHASE OF FUND SHARES -- Offering Dates and Times. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars and in Federal funds (or converted to Federal funds). Purchase orders which are accepted: (1) prior to 1 p.m. Eastern time will earn the dividend declared on the date of purchase; and (2) at or after 1 p.m. Eastern time and before 4 p.m. Eastern time will not earn the dividend determined on the day of purchase. The Fund reserves the right to reject any purchase order if payment for Fund shares has not been received by the Transfer Agent prior to 4 p.m. Eastern time.

         REDEMPTION OF FUND SHARES -- Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request. Typically, payments will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment


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         Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Redemption requests received at or after 1 p.m. Eastern time and before 4 p.m. Eastern time will be entitled to that day's dividend. Redemption requests received before 1 p.m. Eastern time will not be entitled to that day's dividend. If Fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The Fund will generally postpone sending redemption proceeds from such investment until the Fund can verify that the check or AIP investment has been collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from an account until a completed Application is on file.

The following sections of the Prime Money Market Fund prospectus will read in their entirety as follows:

         VALUATION OF FUND SHARES - Net Asset Value Per Share. Net asset value per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent. The Fund determines net asset value as of 3:00 p.m. Eastern time (or as of the close of the regular trading session of the new York Stock Exchange, if earlier). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         PURCHASE OF FUND SHARES -- Offering Dates and Times. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Payments for Fund shares must be received by the Transfer Agent, and the accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Shares of the Fund purchased by orders accepted prior to 3 p.m. Eastern time will earn the dividend determined on the date of purchase.

         REDEMPTION OF FUND SHARES -- Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request.. Typically, payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Redemption requests received prior to 3:00 p.m. Eastern time will not be entitled to that day's dividend. If Fund shares were purchased by check or an automatic investment program ("AIP") and the shareholder elects to redeem shares within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. The Fund will generally postpone sending redemption proceeds from such investment until the Fund can verify that the check or AIP investment has been


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         collected. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. An investor will not be permitted to redeem shares from the account until a completed Application is on file.